1 NAPTP 2014 MLP Annual Investor Conference May 2014 Rodrigue Compressor Station

2 Important Information Forward-looking statements disclosure Statements made at this conference or in the materials distributed in conjunction with this conference that contain "forward-looking statements" include, but are not limited to, statements using the words “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “project”, “should” and similar expressions, as well as other statements concerning our future plans, objectives, and expected performance, including statements with respect to the completion, cost, timing and financial performance of growth projects. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements speak only as of the date they are made, and the company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein or made at this conference to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. For information about important Risk Factors that could cause our actual results to differ from those expressed in the forward-looking statements contained in this presentation or discussed at this conference please see “Available Information and Risk Factors,” below. Given the Risk Factors referred to below, investors and analysts should not place undue reliance on forward-looking statements. Available Information and Risk Factors We file annual, quarterly and current reports and other information with the Securities and Exchange Commission, or “SEC”. Our SEC filings are available to the public over the internet at our website, www.bwpmlp.com, and at the SEC’s website www.sec.gov. Our filings with the SEC contain important information which anyone considering the purchase of our limited partnership units should read. Our business faces many risks. We have described in our SEC filings some of the more material risks we face. There may be additional risks that we do not yet know or that we do not currently perceive to be material that may also impact our business. Each of the risks and uncertainties described in our SEC filings could lead to events or circumstances that may have a material adverse effect on our business, financial condition, results of operations or cash flows, including our ability to make distributions to our unitholders. Our limited partnership units are listed on the New York Stock Exchange under the trading symbol “BWP”.

3 • Transport, store, gather and process natural gas and natural gas liquids (NGLs) • Assets well positioned to serve growing markets and access key producing areas Strategic and Diversified Midstream MLP • Executing growth and diversification strategy • Improve financial metrics Focus on Long-Term Value to Investors • Management team with > 25 years average energy experience • General Partner, Loews Corporation, is well-capitalized and has historically aided in financing acquisitions and projects Corporate Structure Financial Profile • Majority of revenues from fixed-fee contracts • Basis differentials negatively impacting contract renewals and revenues • Growth projects underway are expected to generate cash flows Financial Profile Boardwalk Summary

Boardwalk Strategy 4  Strengthen existing natural gas pipeline transportation and storage assets by attaching new customer loads, especially end- use markets, to our facilities  Further diversify within the midstream energy sector into areas such as transportation, storage and fractionation of NGLs and the gathering and processing of natural gas  Optimize our asset base by identifying new uses for assets, or possibly change flow patterns, as market conditions warrant  Aggressively control costs while maintaining a strong emphasis on safety and reliability  Strengthen our balance sheet  Target 4x Debt-to-EBITDA ratio  Current distribution coverage frees up internally generated cash to help fund growth and reduce leverage Organic Growth Projects & Strategic Acquisitions Improve Financial Metrics

5 Boardwalk Pipeline Partners: Asset Overview Texas Gas Transmission Texas Gas storage facilities Gulf South Pipeline Gulf South storage facilities Gulf Crossing Pipeline Petal Gas Storage Petal Gas Storage pipeline facilities Boardwalk Louisiana Midstream Hubs Boardwalk Storage Company South Texas Gathering Systems Flag City Gas Processing Plant Boardwalk Operational Highlights Pipelines: We own and operate approximately 14,195 miles of natural gas pipeline and 255 miles of liquids pipeline Storage capacity (aggregate): Our storage facilities are comprised of approximately 207 Bcf of natural gas and 17.6 MMbbls of liquids

6 Organizational Structure *Excluding the incentive distribution rights Boardwalk Midstream, LLC 51% L.P. interest* 2% G.P. interest 47% L.P. interest BPHC Loews Corporation Subsidiary Boardwalk Pipeline Partners, LP NYSE: BWP Public Unitholders Texas Gas Transmission, LLC (Texas Gas) Gulf Crossing Pipeline Company LLC (Gulf Crossing) Gulf South Pipeline Company, LP (Gulf South) Boardwalk Pipelines, LP Boardwalk Field Services, LLC (BFS) Petal Gas Storage, L.L.C (Petal) Boardwalk Louisiana Midstream, LLC (BLM) Boardwalk Storage Company, LLC

Management Team with Extensive Industry Experience Stan Horton, President, CEO and Director 3 years w/BWP 35+ years industry experience Jamie Buskill, SVP, Chief Financial & Administrative Officer 28 years w/BWP and predecessor 25+ years industry experience John Haynes, SVP, Chief Commercial Officer and President, BFS 7 years w/BWP 30+ years industry experience Dick Keyser, SVP, Operations, Engineering & Construction 2 years w/BWP 35+ years industry experience Mike McMahon, SVP and General Counsel, Secretary 25 years w/BWP and predecessor 25+ years industry experience Jonathan Nathanson, SVP, Corporate Development 13 years w/BWP and Loews Corporation 20+ years industry experience Kevin Miller, President, Boardwalk Louisiana Midstream, LLC 5 years w/BWP and predecessor 25+ years industry experience 7

(1) Excluding the incentive distribution rights (2) As of March 31, 2014  Loews Corporation is one of the largest diversified corporations in the United States.  Principal subsidiaries and percent of ownership:  Financial strength  Credit rating  S&P: A+  Moody’s: A2  Fitch: A+  Equity market capitalization: $17.0 Billion(2)  Cash and Investments: $5.0 Billion(2) Introduction to Boardwalk’s General Partner: Loews 100% 53%(1) 90% 100% 51% 8

9 Market Fundamentals

10 Key Shale Gas Supplies Near our Footprint 3 Bcf/d 1 Bcf/d Boardwalk assets located near shale gas supply sources with significant reserves 5 Bcf/d 3 Bcf/d 6 Bcf/d 10 Bcf/d Source: Wood Mackenzie: North America Natural Gas Long-Term View (Fall, 2013) Legend Current Key Boardwalk receipt locations 2013 estimated average annual shale gas production

11 2020 Forecasted Growth in Shale Gas Supply 4 Bcf/d 2 Bcf/d 19 Bcf/d Source: Wood Mackenzie: North America Natural Gas Long-Term View (Fall, 2013) Legend Potential Key Boardwalk receipt locations 2020 estimated average annual shale gas production 5 Bcf/d 6 Bcf/d 8 Bcf/d Overall Supply Forecasted to Grow • Marcellus and Utica increase substantially • Shale gas supplies near footprint not forecasted to decline Source: EIA Annual Energy Outlook 2014 U.S. Natural Gas Production by Source (trillion cubic feet)

12 Deliveries to Interconnects Currently Comprise Majority of Revenues Deliveries to pipeline interconnects comprise 60% of revenues LDCs 18% Storage 12% End-Users 5% Power Generators 4% Other 1% Pipeline Interconnects 60% Source: Percentages shown in pie chart are based on year-end December 31, 2013 revenues Legend Current Key Boardwalk Pipeline Interconnects Downstream Pipeline Connectivity Kosci Isola Transco 85

13 Deliveries to LDCs Comprise Second Largest Category of Current Revenues We serve approximately 180 LDCs (through deliveries to more than 300 LDC locations) across our pipeline system LOCAL DISTRIBUTION COMPANIES LDCs 18% Storage 12% End-Users 5% Power Generators 4% Other 1% Source: Percentages shown in pie chart are based on year-end December 31, 2013 revenues Legend Local distribution company locations Pipeline Interconnects 60%

14 Opportunities to Attach to New Customer Loads: LNG Exports FERC Approved LNG Export Facilities – Not Under Construction FERC Approved LNG Export Facilities – Under Construction FERC Proposed LNG Export Facilities Potential LNG Export Facilities LNG exports are forecasted to add 5.5 – 8 Bcf/d by 2020 Source: EIA Annual Energy Outlook 2014 U.S. Exports of LNG (trillion cubic feet) Source: EIA Annual Energy Outlook 2014 Forecasted Key Terminals: Sabine Pass Freeport Cameron Lake Charles Freeport Sabine Pass Cameron Lake Charles Source: FERC, May 5, 2014; Potential projects refer to LNG Export Terminals identified by project sponsors that have yet to file with FERC

15 Opportunities to Attach to New Customer Loads: Industrial Markets We provide to approximately 195 Industrial Facilities with a combination of firm and interruptible natural gas and NGLs transportation and storage services INDUSTRIALS Source: Wood Mackenzie – North America Natural Gas Long-Term View (Fall, 2013) Industrials in the Gulf Coast region are forecasted to add 2 Bcf/d of natural gas demand by 2020 (out of 3 Bcf/d for total U.S. industrial market growth) Natural Gas Consumption by Sector (trillion cubic feet) Source: EIA Annual Energy Outlook 2014 East Side Baton Rouge New Orleans Lake Charles Houston Ship Channel Southeast Market Expansion Project Legend Industrial Corridors Southeast Market Expansion Project area

16 Opportunities to Attach to New Customer Loads: Power Plants We are directly connected to 40 natural-gas-fired power generations facilities in 10 states. POWER PLANTS Natural gas-fired power plants are forecasted to add 2.2. Bcf/d U.S. natural gas demand by 2020 Source: Wood Mackenzie – North America Natural Gas Long-Term View (Fall, 2013) Source: EIA Annual Energy Outlook 2014 Natural Gas-fired Generation in the Electric Power Sector by NERC Region (billion kilowatthours) Southeast Market Expansion Project Legend New power plant projects or power plants with increased revenues from past 5 years Coal-fired plants – 40 years or older within 20 miles of BWP Gas-fired power plants connected to BWP either directly or indirectly Southeast Market Expansion Project area

Opportunities to Attach to New Customer Loads: NGL Services 17 Lake Charles Lafayette New Orleans Sulphur Choctaw Area Facilities Sulphur Area Facilities Ethylene Pipeline Propylene Pipeline Natural Gas Pipeline Brine Pipeline E/P Pipeline PL Midstream Hubs Baton Rouge Sulphur Area Facilities Choctaw Area Facilities We provide transportation and storage services for natural gas and NGLs, fractionation services for NGLs, and brine supply services for producers and consumers of petrochemicals through our two hubs in southern Louisiana – the Choctaw Hub in the Mississippi River Corridor area and the Sulphur Hub in the Lake Charles area. Source: IHS Long-Term Forecast ( March 2014)

18 Growth Projects

19 Southeast Market Expansion Project: ~$300mm capex • 550 MMcf/d; fully contracted with 10-year firm agreements • Expected in-service Q4-2014 • Increases ability to transport natural gas supplies to growing areas of demand in the southeast regions • Utilizes capacity from expiring contracts on Gulf South 125,000 Dth/d for power plant in North Texas  Phase 1: in-service Dec. 2013  Phase 2: expected in-service Q2-14 Projects to Attach to New End-Use Markets 107,000 Dth/d for power plant in Kentucky: expected in-service Q4-2014

Ohio to Louisiana Access Project Marcellus & Utica Supplies 20  Received binding commitments for approximately 625,000 Dth/d  Total Capex: $115mm to serve end-use markets, such as LNG exports and power generators, which are either directly or indirectly connected to our pipeline system  Supported by contracts with approximate 13 year weighted-average contract life  Target in-service is the first half of 2016 Lebanon Perryville

Second Open Season Concluded April 22, 2014 Marcellus & Utica Supplies Texas Gas Mainline to End-Use Markets and Perryville Exchange 21 Lebanon Perryville We are pleased with results of second open season  Binding Open Season: Executed firm precedent agreements subject to board and regulatory approvals. Utilizes approximately 130,000 Dth/d capacity from the Northern Supply Access Project and delivers to the Southern Indiana Market lateral. Additional volumes would flow south to north into the Southern Indiana Market lateral for up to 166,000 Dth/d of total capacity on the lateral. Estimated capex of approximately $100 million to provide north to south deliverability and build the 30-mile market lateral with a mid-2016 estimated in- service date.  Non-Binding Open Season: The scope for the remaining, approximately 350,000 Dth/d of capacity on the Northern Supply Access Project is subject to a final binding open season and executed firm agreements. The non-binding portion of the open season proposed flowing volumes from the northern end of the Texas Gas system and provided for numerous delivery location options in multiple zones. Southern Indiana Market Lateral

22 Additional Pipeline Capacity Hardinsburg Eunice Considering All Options for Pipeline Capacity • Withdrawing current abandonment filing with FERC in June (filing was needed to convert from dry gas to liquids service for Bluegrass) • The proposed abandonment would have reduced Texas Gas’ Winter Season South to North mainline capacity along the path of the abandonment from 2,007,000 MMBtu/d to 1,678,000 MMBtu/d in Zone 1 and from 1,440,000 MMBtu/d to 1,062,000 MMBtu/d into Zone 4 at Hardinsburg, Kentucky - However, this will not translate into an equivalent amount of north to south capacity without the expenditure of additional capital • We can file for another abandonment with FERC, if needed

Other Midstream Projects We are engaged in discussions with customers looking to build large-scale ethane crackers in Louisiana, reinforcing our bullish point of view on demand for liquids services in Louisiana.  We recently executed long-term firm agreements with Sasol for ethane and ethylene transportation and storage services contingent on their ethane cracker receiving a final investment decision.  This $145 million project would expand capacity at our Sulphur Hub – further advancing our strategy to diversify within the midstream sector and enabling us to realize some of the growth potential we anticipated when we acquired Boardwalk Louisiana Midstream.  Also in discussions with other customers to support their storage and transportation needs. 23

Projects Announced Since Fall of 2011 (~$2.1 Billion)

Growth Project/Acquisition	Scope	Timing	Est $MM (Capex)
Acquisition of Petal Gas Storage (formerly HP Storage)	▪ Acquired approx. 23 Bcf of working gas capacity and 105 miles of natural gas pipelines ▪ Weighted average contract life of approx. 6 years (at date of acquisition)	Closed Dec. 2011	$545
Acquisition of Boardwalk Louisiana Midstream	▪ NGL storage and transportation assets in two hubs in southern LA ▪ Fee-based contracts with weighted average contract life of 10 years (at date of acquisition)	Closed Oct. 2012	620
Expansion of Brine Handling Assets	▪ Construction of 1 million barrel brine pond at our Choctaw Hub ▪ Contracts with initial term of 7 years and fixed-fee	Jan. 2013	13
Construction of South Texas Eagle Ford Expansion	▪ 150 MMcf/d cryogenic gas processing plant near Edna, TX ▪ Approx. 400 miles of pipeline with gathering capacity of 300 MMcf/d ▪ Initial 7-year fee-based contracts for 50% of plant capacity	June 2013	180
Construction of Propane Storage and Transportation Assets	▪ Provides logistic solutions to propane producers in Lake Charles area at our Sulphur Hub	Aug. 2013	12
Expansion of Gas Storage Salt-Dome Cavern	▪ Approx. 6 Bcf of additional working gas capacity ▪ Potential for five additional caverns, two of which are permitted by FERC	Sept. 2013	23
Construction of Brine Sales and Transportation Assets	▪ 26-mile, 12-inch pipe from facilities into customer's petrochemical plant at our Choctaw Hub.	Sept. 2013	50
Construction of Facilities to Support New Electric Power Generation Projects	▪ Approx. 67,000 Dth/d, 7-year EFT commitment (100,000 Dth/d FT equivalent) to serve plant in the Baton Rouge/River Corridor area ▪ Approx. 125,000 Dth/d, 20-year FT commitment to serve plant in north Texas ▪ Approx. 107,000 Dth/d to serve new power plant in Kentucky	Dec. 2013 Phase 1: Dec 2013 Phase 2: Q2-14 Expected Q4-14	55
Southeast Market Expansion Project	▪ Additional capacity of 550 MMcf/d by utilizing existing 42" line, installing additional compression and constructing approx. 70 miles of new pipeline Fully contracted with initial 10-year firm agreements	Expected Q4-14	300
Ohio to Louisiana Access Project	▪ Received binding commitments for 625,000 Dth/d ▪ Supported by contracts with approximate 13 year weighted-average contract life	Expected Q2-16	115
Expansion of Ethane and Ethylene Storage and Transportation Assets	▪ Project at our Sulphur Hub that would support operations of Sasol's proposed ethane cracker and derivatives complex near Westlake, Louisiana ▪ Drilling and development of two new storage wells, one each for ethane and ethylene ▪ Construction of new pipeline facilities and an interconnection with a third party pipeline ▪ Project is subject to final investment decision of cracker project by Sasol	Expected H2-17	145
Binding Open Season: Northern Supply Access Project and Southern Indiana Market Lateral	▪ Successful open season closed in April - have executed firm precedent agreements subject to board and regulatory approvals ▪ Utilizes approx. 130,000 Dth/d of Northern Supply Access Project from Lebanon, OH into proposed 30-mile Southern Indiana Market Lateral; proposed capacity of lateral - up to 166,000 Dth/d	Expected Mid-16	100
Non-Binding Open Season: Northern Supply Access Project	▪ Successful open season closed in April 2014 for remaining 350,000 Dth/d of Northern Supply Access Project – scope of project subject to final binding open season and executed firm agreements ▪ Would expand capacity from northern end of system to numerous delivery options in multiple zones	TBD	TBD

BOARDWALK PIPELINE PARTNERS

24

25 Financial Overview

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Revenue Profile Backed by Firm, Long-term Contracts 26 R ev en u e ($ MM ) FIRM CONTRACTS Capacity Reservation Charges FIRM CONTRACTS Utilization Charges INTERRUPTIBLE Services & Other 2008 2009 2010 2011 2012 2013 LTM March 31, 2014 66% 22% 12% 74% 15% 11% $1,143 $785 $909 $1,117 78% 15% 7% 82% 14% 4% $1,185 6% 11% 83% 81% 12% 7% $1,206 $1,235 8% 12% 80%

$0 $100 $200 $300 $400 $500 $600 $700 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Financial Comparison 27 Di stri b u ta b le Ca sh Fl o w ($ MM ) A d ju ste d E BI TDA ($ MM ) $405 $323 $468 $408 $497 $155 $162 $559 $475 $498 $658 $617 $726 $689 $209 $220 2008 2009 2010 2011 2012 2013 Three Months Ended March 31, 2013 Three Months Ended March 31, 2014 2008 2009 2010 2011 2012 2013 Three Months Ended March 31,2013 Three Months Ended March 31, 2014

Capitalization as of March 31, 2014 28 Credit Rating Agency: S&P/Moody’s/Fitch ($ in millions) December 31, 2013 Adjustments March 31, 2014 DEBT Boardwalk Pipelines (BB+/Baa2/BBB-) Debt Rating 5.875% Notes Due 2016 $ 250.0 $ 250.0 5.50% Notes Due 2017 300.0 300.0 5.20% Notes Due 2018 185.0 185.0 5.75% Notes Due 2019 350.0 350.0 3.375% Notes Due 2023 300.0 300.0 Gulf South (BBB-/Baa1/BBB-) Debt Rating 5.05% Notes Due 2015 275.0 275.0 6.30% Notes Due 2017 275.0 275.0 4.00% Notes Due 2022 300.0 300.0 Texas Gas (BBB-/Baa1/BBB-) Debt Rating 4.60% Notes Due 2015 250.0 250.0 4.50% Notes Due 2021 440.0 440.0 7.25% Debentures Due 2027 100.0 100.0 Total notes and debentures $ 3,025.0 $ 3,025.0 Revolving Credit Facility 175.0 (50) 125.0 Term Loan 225.0 225.0 Capital Lease 10.0 10.0 Unamortized Debt Discount (10.6) (0) (10.2) Total Long-Term Debt $ 3,424.4 (50) $ 3,374.8 PARTNERS' CAPITAL $ 3,976.9 (84) $ 4,060.4 TOTAL CAPITALIZATION $ 7,401.3 (34) $ 7,435.2 CASH AND CASH EQUIVALENTS $ 28.5 16 $ 12.1 Boardwalk Pipeline’s Corporate Credit Rating: BBB-/Baa2/BBB- Long-Term Debt to Total Capitalization Ratio: 45%

Adjusted EBITDA and Distributable Cash Flow Reconciliation

Non-GAAP Financial Measures

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) is used as a supplemental financial measure by Boardwalk's management and by external users of Boardwalk's financial statements, such as investors, commercial banks, research analysts and rating agencies, to assess Boardwalk's operating and financial performance, ability to generate cash and return on invested capital as compared to those of other companies in the natural gas and liquids transportation, gathering and storage business. Distributable Cash Flow is used as a supplemental financial measure by Boardwalk's management and by external users of Boardwalk's financial statements to assess Boardwalk's ability to make cash distributions to its unitholders and general partner. Adjusted EBITDA and Distributable Cash Flow should not be considered alternatives to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDA and Distributable Cash Flow are not necessarily comparable to similarly titled measures of another company. The following table presents a reconciliation of Boardwalk's Adjusted EBITDA and Distributable Cash Flow to its net income, the most directly comparable GAAP financial measure, for each of the periods presented (in millions):

	For the Year Ended December 31,						For the Three Months Ended March 31,	
	2008	2009	2010	2011	2012	**2013**	2013	**2014**
Net income attributable to controlling interests	$ 294	$ 163	$ 289	$ 217	$ 306	**$ 254**	$ 101	**$ 110**
Income taxes	1	-	1	-	1	**1**	-	**-**
Depreciation and amortization	125	203	218	227	252	**272**	67	**69**
Interest expense	58	132	151	160	168	**163**	41	**41**
Interest income	(3)	-	(1)	-	(1)	**(1)**	-	**-**
Loss on debt extinguishment	-	-	-	13	-	**-**	-	**-**
Adjusted EBITDA	**$ 475**	**$ 498**	**$ 658**	**$ 617**	**$ 726**	**$ 689**	**$ 209**	**$ 220**
Less:								
Cash paid for interest, net of capitalized interest	43	124	146	173	170	**151**	47	**52**
Maintenance capital expenditures	51	59	63	95	80	**70**	8	**16**
Add:								
Bluegrass/Moss Lake project impairment, net of noncontrolling interest	-	-	-	-	-	**-**	-	**10**
Proceeds from insurance recoveries and settlements	5	-	-	5	9	**-**	-	**-**
Proceeds from sale of operating assets	64	-	31	32	6	**61**	1	**-**
Net (gain) loss on sale of operating assets	(49)	8	(18)	(8)	(3)	**(30)**	-	**-**
Asset impairment	3	-	6	31	9	**4**	-	**-**
Goodwill impairment	-	-	-	-	-	**52**	-	**-**
Other	1	-	-	(1)	-	**4**	-	**-**
Distributable Cash Flow	**$ 405**	**$ 323**	**$ 468**	**$ 408**	**$ 497**	**$ 559**	**$ 155**	**$ 162**

29

30 Appendix

Basis Spreads 31 CENTERPOINT EAST HOUSTON SHIP CHANNEL CARTHAGE HUB KOSCI TRANSCO STATION 85 COLUMBIA GAS APPALACHIA FLORIDA GAS ZONE 3 LEGEND Average Annual Spread 2015 2013 2009 2006 $(0.14) $(0.07) $(0.46) $(0.75) WAHA COLUMBIA GULF MAINLINE $(0.16) $(0.10) $(0.62) $(0.73) $(0.05) $(0.03) $(0.17) $(0.36) $(0.11) $(0.07) $(0.34) $(0.42) $(0.08) $(0.05) $(0.00) $0.01 $4.20 $3.72 $3.92 $6.74 $(0.15) $(0.06) $0.06 $0.06 $(0.00) $(0.00) $0.06 $0.19 $0.07 $0.05 $0.06 $0.27 $(0.26) $(0.00) $0.19 $0.23 Source: Platts Gas Daily (Historical prices); OTC Global as of 5/15/14 (2015 prices)

Basin Breakeven Prices ($ per MMBtu) Liquid rich plays offer best economic return BWP directly or indirectly connected to most of the plays shown Source: Credit Suisse, “The Shale Revolution” (February 25, 2014) NYMEX Breakeven Price ($ per MMBtu) for 10% ATAX RoR 32

NYMEX Seasonal Strip Spreads Source: Platts Gas Daily; NYMEX as of 5/15/14 33 ($3.00) ($2.00) ($1.00) $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 Summer/Winter Spreads Summer/Summer Spreads